EXHIBIT 10.02

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES AND BILL OF SALE FOR WELLS

STATE OF TEXAS	§
	§	KNOW ALL BY THESE PRESENTS:
COUNTY OF BORDEN	§

WHEREAS, ApCLARK, LLC, a Delaware limited liability company, the mailing address of which is 800 Bering, Suite 250, Houston, TX 77057 (hereinafter referred to as "Assignor") is a partial leasehold interest owner of:

(i)
the Beaver Valley Ranch Well #5-1 (API No. 42-033-32299) ("Well 5-1") and the oil, gas and mineral leases and oil and gas leases associated therewith as heretofore renewed and/or extended and set out on Exhibit "A" and delineated on Exhibit "A-1" attached hereto (the "5-1 Leases");

(ii)
the Livestock Well #7-2 (API No. 42-033-32279) ("Well 7-2") and the oil, gas and mineral leases and oil and gas leases associated therewith as heretofore renewed and/or extended and set out on Exhibit "B" and delineated on Exhibit "B-1" attached hereto (the "7-2 Leases"); and

(iii)
the Livestock Well 418-2 (API No. 42-033-32303) ("Well 18-2") and the oil, gas and mineral leases and oil and gas leases associated therewith as heretofore renewed and/or extended and set out on Exhibit "C" and delineated on Exhibit "C-1" attached hereto (the "18-2 Leases");

Well 5-1, Well 7-2 and Well 18-2 are sometimes collectively referred to herein as the "Wells", and the 5-1 Leases, the 7-2 Leases and the 18-2 Leases are sometimes collectively referred to herein as the "Leases"; and

WHEREAS, PIE HOLDINGS, LP, a Nevada limited partnership, whose address is 25025 145N, Suite 420, The Woodlands, TX 77380, (hereinafter referred to as "Assignee") owns the following working interests in and to the Wells and associated Leases:

WELL NAME	GROSS LEASEHOLD WORKING INTEREST	NET REVENUE INTEREST
Beaver Valley Ranch Well #5-1	25.00%	18.75%
Livestock Well #7-2	25.00%	18.75%
Livestock Well #18-2	25.00%	18.75%

WHEREAS, Assignor desires to convey and Assignee desires to acquire the following gross leasehold working interests, net revenue interests and wellbore interest in the Wells and Leases ("Assigned Interests"), as summarized in Exhibit "D" attached hereto:

WELL NAME	ASSIGNEE ORIGINAL LEASEHOLD INTEREST	ASSIGNED LEASEHOLD INTEREST	ASSIGNED NET REVENUE INTEREST	ASSIGNEE TOTAL LEASEHOLD INTEREST	ASSIGNEE TOTAL NET REVENUE INTEREST
Beaver Valley Ranch Well #5-1	25.00%	25.00%	18.75%	50.00%	37.50%
Livestock Well #7-2	25.00%	25.00%	18.75%	50.00%	37.50%
Livestock Well #18-2	25.00%	25.00%	18.75%	50.00%	37.50%

NOW, THEREFORE, for and in consideration of the premises and the sum of Ten Dollars ($10.00) cash in hand paid by Assignee and other good and valuable consideration, including the covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee (the "Parties"), by acceptance of this Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale For Wells (the "Assignment"), hereby agree to the following terms and conditions:

1. CONVEYANCE:

A.
Subject to all burdens of record as of the effective date hereof, Assignor does hereby transfer,assign and convey unto Assignee, its heirs, successors and assigns all of its right, title and interest in and to the Assigned Interests in and to:

(i)
the Leases and all oil, gas and mineral leasehold interests, contractual interests in minerals, and all other interests of every kind and character, including without limitation after acquired title, reversionary and other similar interests therein;

(ii)	the Wells and production therefrom, and a like interest in all personal property, fixtures and equipment and personal properties located on and used or obtained in connection therewith; and

(iii)
to the maximum extent assignable, all assignments, contracts, contractual rights, and other instruments or agreements relating to the Leases and Wells, including without limitation, unitization and pooling agreements; operating agreements, farm-out and farm-in agreements; bottom-hole agreements; crude oil, condensate, and natural gas purchase and sale, exchange, gathering, transportation, and marketing agreements; salt water disposal agreements; participation agreements; unitization, pooling and communitization agreements; processing agreements; options; permits; licenses; servitudes; easements; rights-of-way; and facilities or equipment leases, whether or not included herein.

B.
ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO (i) THE CONDITION OF ANY EQUIPMENT AND PERSONAL PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OR MATERIALS) AND (ii) ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR EXTENT OF OIL, GAS OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, ANY PRODUCT PRICING ASSUMPTIONS, PRESENT OR PAST PRODUCTION RATES, COMPLIANCE WITH LEASE TERMS, THE CONDITION OF ANY WELL, AND THE ABILITY TO SELL OIL OR GAS PRODUCTION).

C.	The Effective Date for this Assignment shall be 7:00 a.m. local time on March 28, 2014 (the "Effective Date"), regardless of the date of execution hereof.

2. COVENANTS:

A.
The Wells and the Leases are subject to the terms and conditions of the Operating Agreement dated 1 August 2007 between Westerly Exploration, Inc. ("Westerly"), and Lucas Energy, Inc. ("Lucas"), as amended by that certain Amendment of Operating Agreement, dated March 17, 2014, by and between Assignor and Assignee as successors in interest to Westerly and Lucas (the "Operating Agreement"). This Assignment is executed by Assignor and Assignee subject to and in accordance with the Operating Agreement. Concurrently with this Assignment, the Parties are executing a second amendment to the Operating Agreement, which reflects the Parties' respective leasehold working interests and associated net revenue interests after giving effect to this Assignment.

B.
The Parties agree to observe, perform and comply with the terms, provisions, covenants and conditions, express or implied, of the Operating Agreement and other agreements applicable to the interests conveyed hereunder and will comply with all local, state and federal laws, rules, regulations and orders applicable to ownership and enjoyment of the rights herein assigned.

C.	Assignor certifies that this transaction does not conflict with or violate any contract, agreement, law, regulation, decree or court order to which Assignor is a party.

D.
Assignor warrants title to the 5-1 Lease, Well 5-1, and all related properties as described in this Assignment with full rights of substitution and subrogation in and to all warranties of Assignor's predecessors in interest.

E.
Assignor warrants title to the 7-2 Lease, Well 7-2, and all related properties as described in this Assignment by, through and under Assignor but not otherwise, but with full rights of substitution and subrogation in and to all warranties of Assignor's predecessors in interest.

F.
Assignor and Assignee each agree to take such actions and execute and deliver such other documents, instruments and agreements as may be necessary or desirable to give effect to the provisions of this Assignment.

G.
The Parties acknowledge that Assignee has participated in the drilling of the Wells under the terms of the Operating Agreement and that Assignee is entitled to all related deductions for intangible drilling costs for the Wells allowed under the U.S. Internal Revenue Code and related rules and regulations.

H.	This Assignment shall be binding upon and inure to the benefit of the Parties, their heirs, successors and assigns.

IN WITNESS WHEREOF, this Assignment is executed by the Parties effective as of the Effective Date.

ASSIGNOR		ASSIGNEE

ApCLARK, LLC		PIE HOLDINGS, LP

By:	/s/ Rhonda B. Rosen	By:	/s/ Phil S. Michael

Name:	Rhonda B. Rosen	Name:	Phil S. Michael

Title:	President	Title:	President and CEO

Date:	3/31/14	Date:	3/31/2014